UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 6, 2013

AMAG PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-10865	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

100 Hayden Avenue
Lexington, Massachusetts	02421
(Address of principal executive offices)	(Zip Code)

(617) 498-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

The following information and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

On January 6, 2013, AMAG Pharmaceuticals, Inc., or the Company, issued a press release providing a business update, including preliminary fourth quarter 2012 financial results and its outlook for 2013. A copy of the Company’s press release is furnished herewith as Exhibit 99.1.

Item 7.01. Regulation FD

The following information and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

The Company will present further details on the matters noted above at the 31st Annual J.P. Morgan Healthcare Conference in San Francisco on January 9, 2013, which will be accessible by a live audio webcast through the Company’s website at www.amagpharma.com on January 9, 2013 at 8:30 a.m. Pacific Time (11:30 a.m. Eastern Time). A copy of the Company’s presentation slides is furnished herewith as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

The Company hereby furnishes the following exhibits:

99.1                        Press release dated January 6, 2013.

99.2                        Copy of Company’s presentation slides dated January 2013.

Forward-looking Statement

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein which do not describe historical facts, including but not limited to statements regarding the Company’s presentation at the annual J.P. Morgan Healthcare Conference, are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements.

Such risks and uncertainties include: (1) uncertainties regarding the Company’s and Takeda’s ability to successfully compete in the intravenous iron replacement market both in the U.S. and outside the U.S., including the E.U., (2) uncertainties regarding the Company’s ability to successfully and timely complete clinical development programs and obtain regulatory approval for Feraheme/Rienso in the broader IDA indication both in the US and outside of the U.S., including the E.U., (3) the possibility that significant safety or drug interaction problems could arise with respect to Feraheme/Rienso, (4) uncertainties regarding the manufacture of Feraheme/Rienso, (5) uncertainties relating to the Company’s patents and proprietary rights, both in the U.S. and outside of the U.S., (6) the risk of an Abbreviated New Drug Application (ANDA) filing following the FDA’s recently published draft bioequivalence recommendation for ferumoxytol, and (7) other risks identified in the Company’s Securities and Exchange Commission (“SEC”) filings, including the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 and subsequent filings with the SEC. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made.

The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMAG PHARMACEUTICALS, INC.

By:	/s/ Scott B. Townsend
General Counsel and Senior Vice President of Legal Affairs

Date: January 7, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated January 6, 2013.
99.2	Copy of Company’s presentation slides dated January 2013.